SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Hercules Technology Growth Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

525 University Avenue, Suite 700

Palo Alto, California 94301

May 1, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Hercules Technology Growth Capital, Inc. to be held on Tuesday, May 30, 2006 at 10:00 a.m., Eastern Time, at the offices of Ropes & Gray LLP located at One International Place, Boston, Massachusetts 02110.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual meeting and Proxy Statement.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Manuel A. Henriquez

Manuel A. Henriquez

Chairman of the Board of Directors, President

and Chief Executive Officer

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

525 University Avenue, Suite 700

Palo Alto, California 94301

(650) 289-3060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2006

To the Stockholders of Hercules Technology Growth Capital, Inc.:

The 2006 Annual Meeting of Stockholders of Hercules Technology Growth Capital, Inc., a Maryland Corporation (the “Company”), will be held at the offices of Ropes & Gray LLP located at One International Place, Boston, Massachusetts 02110 on Tuesday, May 30, 2006, at 10:00 a.m. Eastern Time for the following purposes:

1.	To elect one director of the Company who will serve for three years, or until his successor is elected and qualified;

2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006;

3.	To approve the 2006 Non-employee Director Plan;

4.	To approve the amended and restated 2004 Equity Incentive Plan, reducing the number of shares available and making such other changes as described more fully in the attached proxy statement; and

5.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 27, 2006. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered shareholder, you may also authorize your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ David M. Lund

David M. Lund

Vice President of Finance and Corporate Controller

May 1, 2006

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you send me this Proxy Statement?

A:	We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of the Company (the “Board” or the “Board of Directors”) is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 on May 30, 2006, at 10:00 a.m.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Meeting. You do not need to attend the Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card.

On April 27, 2006, our “record date” for determining shareholders entitled to vote at the Meeting, there were 13,646,857 shares of common stock of the Company outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to one vote for each share of common stock you owned as of that date. We began mailing this Proxy Statement on or about May 1, 2006 to all shareholders entitled to vote their shares at the Meeting.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock that you owned on the record date. The proxy card will indicate the number of shares of common stock that you owned on the record date.

Q:	How do I vote by proxy?

A:	If you properly cast your vote by both executing and returning the enclosed proxy card or by authorizing your proxy by telephone or via the Internet, and you don’t subsequently withdraw or revoke that vote, your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board: “FOR” electing the nominee for Director, “FOR” ratifying the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, “FOR” approving the 2006 Non-employee Director Plan, and “FOR” approving the amended and restated 2004 Equity Incentive Plan.

If any other matter is presented, your proxy will vote in accordance with the proxy’s best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Meeting other than those discussed in this Proxy Statement.

Q:	May my broker vote for me?

A:	Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its “street” name, the broker may vote your shares on routine matters even if it does not receive instructions from you. At the Meeting your broker may, without instructions from you, vote on Proposal Number One and Proposal Number Two.

Q:	What are abstentions and broker non-votes?

A:	An abstention represents the action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:	May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or authorize your shares by telephone, via the Internet or at the Meeting by following these procedures. To revoke your proxy:

•	Send in another signed proxy card with a later date;

•	Send a letter revoking your proxy to Scott Harvey, Chief Legal Officer;

•	Authorize again by telephone or Internet; or

•	Attend the Meeting and vote in person.

Q:	How do I vote in person?

A:	If you plan to attend the Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on April 27, 2006, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Meeting.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Abstentions and broker non-votes will be treated as shares present for quorum purposes.

Q:	What vote is required to approve the election of directors?

A:	The election of a director requires the affirmative vote of the holders of a plurality of stock outstanding and entitled to vote thereon. So, if you do not vote for a nominee, or you “withhold authority to vote” for a nominee, your vote will not count either “for” or “against” the nominee. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Q:	What vote is required to ratify the independent registered public accounting firm?

A:	The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Q:	What vote is required to approve the 2006 Non-employee Director Plan?

A:	The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to approve the 2006 Non-employee Director Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Q:	What vote is required to approve the amended and restated 2004 Equity Incentive Plan?

A:	The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to approve the amended and restated 2004 Equity Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Q:	Is voting confidential?

A:	We keep all the proxies and ballots private as a matter of practice.

Q:	What are the costs of soliciting these proxies?

A:	The Company will pay all the costs of soliciting these proxies. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. The Company has also retained American Stock Transfer & Trust Company to assist in the solicitation of proxies for a fee of $2,500, plus out-of-pocket expenses. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Meeting, voting or your ownership of Hercules common stock, please call us at (650) 289-3060 or send an e-mail to David M. Lund at dlund@herculestech.com.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

525 University Avenue, Suite 700

Palo Alto, California 94301

(650) 289-3060

P R O X Y  S T A T E M E N T

2006 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hercules Technology Growth Capital, Inc. a Maryland Corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2006 Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, May 30, 2006, at 10:00 a.m. at the offices of Ropes & Gray LLP located at One International Place, Boston, Massachusetts 02110 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 are first being sent to stockholders on or about May 1, 2006.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, American Stock Transfer & Trust Company (“AST”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms participate in the AST Investor Communications Services online program. This program provides eligible stockholders who receive a copy of the annual report (on Form 10-K) and proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If the entity holding your shares participates in AST’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect one director of the Company who will serve for three years, or until his successor is elected and qualified;

2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006;

3.	To approve the 2006 Non-employee Director Plan;

4.	To approve the amended and restated 2004 Equity Incentive Plan, reducing the number of shares available and making such other changes as described in this proxy statement; and

5.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 27, 2006 (the “Record Date”). On April 27, 2006, there were 13,646,857 shares of the Company’s common stock outstanding. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will also be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of the holders of a plurality of the shares of stock outstanding and entitled to vote thereon. Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Approval of the 2006 Non-Employee Director Plan. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to approve the 2006 Non-employee Director Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Approval of the Amended and Restated 2004 Equity Incentive Plan. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to approve the amended and restated 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”). Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Additional Solicitation. If there are not enough votes to approve any one or more of the proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 10, 2006, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 10, 2006 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 10,234,865 shares of common stock outstanding as of April 10, 2006.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 525 University Avenue, Suite 700, Palo Alto, California 94301.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class
Interested Director
Manuel A. Henriquez(1)	543,572	5.3%

Independent Directors
Robert P. Badavas	—	*
Joseph W. Chow(2)	5,647	*
Allyn C. Woodward, Jr.	4,000	*

Executive Officers
H. Scott Harvey(3)	23,933	*
David M. Lund	2,053	*
Shane A. Stettenbenz	1,100	*

Executive officers and directors as a group(4)	580,305	5.7%

Other
Farallon Capital Management, L.L.C.(5) One Maritime Plaza, Suite 1325 San Francisco, CA 94111	1,374,140	13.4%

JMP Group LLC(6) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	1,233,882	12.1%

T. Rowe Price Associates, Inc.(7) 100 E. Pratt Street Baltimore, MD 21202	656,900	6.4%

DB Zwirn & Co LP(8) 745 Fifth Avenue, 18th Floor New York, NY 10151	627,496	6.1%

Wellington Management Company, LLP(7) 75 State Street Boston MA 02109	536,600	5.2%

Jolson 1996 Trust(9)	487,698	4.8%

*	Less than 1%
(1)	Includes 75,075 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 125,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes shares of our common stock and 5-year warrants held by certain trusts controlled by Mr. Henriquez.
(2)	Includes 794 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants.
(3)	Includes 4,279 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 12,821 shares of common stock that can be acquired upon the exercise of outstanding options.
(4)	Includes 80,148 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 137,821 shares of common stock that can be acquired upon the exercise of outstanding options.
(5)	Includes 132,480 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. Farallon Capital Management, L.L.C. may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds affiliated with Farallon Capital Management, L.L.C.

(6)	Includes 152,797 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. JMP Group LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which its wholly-owned subsidiary, JMP Asset Management LLC, acts as either general partner or investment adviser. JMP Group LLC and JMP Asset Management LLC each disclaim beneficial ownership of all shares held of record by the funds to the extent attributable to partnership or equity interests therein held by persons other than JMP Group LLC, JMP Asset Management LLC, or their affiliates. Joseph A. Jolson serves as Chief Executive Officer of JMP Group LLC.
(7)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(8)	Includes 88,323 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. D.B. Zwirn Special Opportunities Fund, L.P. manages Cornell Place, LLC. D.B. Zwirn & Co., L.P. is the manager of D.B. Zwirn Special Opportunities Fund, L.P. Daniel B. Zwirn controls Zwirn Holdings, LLC, which in turn is the managing member of and thereby controls DBZ GP, LLC, which in turn is the general partner of and thereby controls D.B. Zwirn & Co., L.P.
(9)	Includes 337,200 shares of our common stock and 52,994 shares of our common stock issuable upon the exercise of outstanding 5-year warrants held by the 1996 Jolson Trust. Joseph A. Jolson serves as the trustee of the Jolson 1996 Trust and, as a result, may be deemed to beneficially own such shares of common stock, including such 5-year warrants to purchase shares of common stock. This does not include 54,996 shares of our common stock and 9,008 shares of our common stock issuable upon the exercise of 5-year warrants held by the Jolson Family Foundation. Mr. Jolson may be deemed to beneficially own the shares of common stock, including the 5-year warrants to purchase common stock held of record by the Jolson Family Foundation, for which he serves as the President. Mr. Jolson disclaims beneficial ownership of all such shares held by the Jolson Family Foundation.

The following table sets forth as of April 10, 2006, the dollar range of our securities owned by our directors and employees primarily responsible for day-to-day management of our investment portfolio.

Name	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Family of Investment Companies
Independent Directors:
Robert P. Badavas	none	none
Joseph W. Chow	$50,001 – $100,000	$50,001 – $100,000
Allyn C. Woodward, Jr.	$10,001 – $50,000	$10,001 – $50,000

Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000	over $100,000

Portfolio Management Employees:
Glen C. Howard	over $100,000	over $100,000
H. Scott Harvey	$50,001 – $100,000	$50,001 – $100,000
David M. Lund	$10,001 – $50,000	$10,001 – $50,000

In January 2005, the Company formed Hercules II, L.P. and Hercules Technology SBIC Management LLC. The Company owns substantially all of the limited partnership interests in Hercules Technology II, L.P., and Hercules Technology SBIC Management, LLC is the general partner. At December 31, 2005, we had a net investment of $2.5 million in Hercules Technology II, L.P. and there was one outstanding loan in the amount of $2.0 million. In July 2005, the Company formed Hercules Funding I LLC and Hercules Funding Trust I, an affiliated statutory trust, and executed a $100 million securitized credit facility with Citigroup Global Markets Realty Corp.

PROPOSAL I: ELECTION OF DIRECTORS

Board of Directors

The number of directors on our Board of Directors (the “Board”) is currently fixed at four directors.

Our Board is divided into three classes. Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2006, Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2007, and Class I directors hold office initially for a term expiring at the annual meeting of stockholders to be held in 2008. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Mr. Woodward’s term expires in 2006, Mr. Henriquez’s term expires in 2007 and Mr. Badavas’s and Mr. Chow’s terms expire in 2008.

Mr. Allyn Woodward, Jr. has been nominated for re-election for a three year term expiring in 2009. Mr. Woodward is not being proposed for election pursuant to any agreement or understanding between him and the Company.

In connection with its purchase of our preferred stock in February 2004, we granted JMP Asset Management LLC the right to designate one observer to attend meetings of our Board, other than executive sessions, committee meetings or subcommittee meetings consisting solely of independent directors until February 2007. After the expiration of this initial period, the independent directors on our Board will consider, on an annual basis, the extension of such observation rights for an additional one-year period. Upon certain events resulting in a change of control of JMP Asset Management LLC, its observation rights will immediately terminate.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named below will be unable or unwilling to serve.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Directors, Executive Officers and Key Employees

Certain information, as of April 27, 2006, with respect to the nominee for re-election at the Meeting, as well as each of the current directors and key employees, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each nominee and director listed below is c/o Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301.

Name	Age	Positions
Interested Director(1)
Manuel A. Henriquez	42	Chairman of the Board of Directors, President and Chief Executive Officer

Independent Directors:
Robert P. Badavas (2)(3)(4)	53	Director
Joseph W. Chow(2)(3)(4)(5)	53	Director
Allyn C. Woodward, Jr.(2)(3)(4)(5)	65	Director

Executive Officers:
Manuel A. Henriquez	42	Chairman of the Board of Directors, President and Chief Executive Officer
H. Scott Harvey	51	Chief Legal Officer and Chief Compliance Officer
David M. Lund	52	Vice President of Finance and Corporate Controller
Shane A. Stettenbenz	35	Chief Technology Officer

Key Employees:
Glen C. Howard	49	Senior Managing Director
Samir Bhaumik	42	Managing Director
Kathleen Conte	59	Managing Director
John Hershey	44	Managing Director
Roy Y. Liu	45	Managing Director
Edward M. Messman	35	Managing Director
Parag I. Shah	34	Managing Director

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), of the Company due to his position as an officer of the Company.
(2)	Member of the Audit Committee.
(3)	Member of the Valuation Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Current Directors

Interested Director

Manuel A. Henriquez is a co-founder of the company and has been our Chairman and Chief Executive Officer since December 2003 and our President since April 2005. Prior to co-founding our company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Independent Directors

Robert P. Badavas has served as a director since March 2006. Mr. Badavas is the President and Chief Executive Officer of TAC Worldwide Companies, a contingent workforce company owned by Crystal Group Limited of Japan. From November 2003 until becoming president and CEO in December 2005, he was the Executive Vice President and Chief Financial Officer of TAC Worldwide Companies. Prior to joining TAC Worldwide Companies, Mr. Badavas was Senior Principal and Chief Operating Officer of Atlas Venture, a venture capital firm, from September 2001 to September 2003. Prior to joining Atlas Venture, he was Senior Corporate Adviser to the Office of the Chairman of Aether Systems, Inc., a provider of wireless data products and services, from September 2000 to June 2001. Prior to that, he was Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, from December 1995 until Aether Systems, Inc. acquired the company in September 2000. From 1986 to October 1995, Mr. Badavas was Senior Vice President and Chief Financial Officer, among other capacities, of Chipcom Corporation, a manufacturer of computer networking intelligent switching systems. Mr. Badavas is currently a board member and Chairman of the Audit Committee for RSA Security, Inc. (NASDAQ:RSAS). He was previously a director and Chairman of the Audit Committee of ON Technology (NASDAQ:ONTC), until ON Technology was acquired by Symantec, Inc. in 2004 and is a former director of Renaissance Worldwide (NASDAQ:REGI), until its acquisition by a privately-held company in 2001. Mr. Badavas is a Trustee of both Bentley College in Waltham, MA and Hellenic College/Holy Cross School of Theology in Brookline, MA. He is also Chairman of the Board of the Learning Center for Deaf Children, Framingham, MA. Mr. Badavas is a graduate of Bentley College with a BS in Accounting and Finance.

Joseph W. Chow has served as a director since February 2004. Mr. Chow is Executive Vice President and Chief Risk and Corporate Administration Officer at State Street Corporation, having retired from the company in August 2003 and rejoined it in July 2004. Prior to August 2003, Mr. Chow was Executive Vice President and Head of Credit and Risk Policy at State Street. Before joining State Street in 1990, Mr. Chow worked at Bank of Boston in various international and corporate banking roles and specialized in the financing of emerging-stage high technology companies from 1983 to 1989. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received an M.C.P. from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April, 2001 until January, 2006 when AHFG was sold to Canaccord, Inc. He previously served as President from 1995-2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April, 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently a Director, Chairman of the Compensation Committee and a member of the Audit Committee of Lecroy Corporation (NASDAQ:LCRY). He is also a former Director of Viewlogic (NASDAQ:VIEW) and Cayenne Software, Inc (NASDAQ:CAYN). Mr. Woodward serves on the Board of Directors of three private companies and is on the Board of Advisors of several venture capital firms. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers and the Investment Committee and the Finance Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Committees of the Board

The Board has established an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The charter of each Committee is available on the Company’s web site at www.herculestech.com in the Investor Relations section.

During 2005, the Board held 16 Board meetings and 9 committee meetings. All directors attended all of the meetings of the respective boards and of the respective committees on which they served. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors attended the Company’s 2005 Annual Meeting of Stockholders, either in person or by teleconference.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and as defined in Section 2(a)(19) of 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is a financial expert as defined under Nasdaq rules. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the Audit Committee held three meetings. The Audit Committee Charter is attached hereto as Exhibit A.

Valuation Committee. Our Board has established a Valuation Committee. The Valuation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full board the fair value of debt and equity securities that are not publicly traded in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. During the last fiscal year, the Valuation Committee held three meetings.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering our 2004 Equity Incentive Plan, which is described below and a copy of such plan as proposed to be amended is attached hereto as Exhibit C. During the last fiscal year, the Compensation Committee held three meetings.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee did not hold a meeting to discuss candidate nominations. Discussions regarding corporate governance were held in conjunction with the meetings of the Board.

Until investment funds controlled by Farallon Capital Management, L.L.C. beneficially own less than 10% of our outstanding common stock, Farallon Capital Management, L.L.C. has the right to recommend one person to our Nominating and Corporate Governance Committee for consideration as a nominee to our Board, provided that such person qualifies as an independent director under the 1940 Act.

Until investment funds controlled by JMP Asset Management LLC beneficially own less than 10% of our outstanding common stock, JMP Asset Management LLC has the right to recommend two people to our Nominating and Corporate Governance Committee for consideration as a nominee to our Board, provided that such persons qualify as independent directors under the 1940 Act.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact Hercules Technology Growth Capital, Inc.’s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o David M. Lund, 525 University Avenue, Suite 700, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to directors, officers and employees. The code of business conduct and ethics is available on our website at http://www.herculestech.com. We will report any amendments to or waivers of a required provision of the code of business conduct and ethics in a Form 8-K.

Information about Executive Officers and Other Highly Compensated Employee

The following information, as of April 27, 2006, pertains to the Company’s executive officers who are not directors of the Company.

H. Scott Harvey is a co-founder of the company and has been our Chief Legal Officer since December 2003. Mr. Harvey has over 20 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to joining the company, Mr. Harvey was in a diversified private practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

David M. Lund joined the company in July 2005 as Vice President of Finance and Corporate Controller, and is our principal financial and accounting officer. He has over 20 years of experience in finance and accounting serving companies in the technology sector. Prior to joining Hercules, Mr. Lund served in senior financial positions for publicly traded companies: InterTrust Technologies, Centillium Communications and Rainmaker Systems, and in private companies: Urban Media, Scion Photonics and APT Technology. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico. Mr. Lund is a Certified Public Accountant in the State of California.

Shane A. Stettenbenz joined the company in February 2004 as Vice President—Information Systems and has served as Chief Technology Officer since December 2004. Mr. Stettenbenz previously served as an IT Director for VantagePoint Venture Partners from May 2001 to June 2003. Prior to that, Mr. Stettenbenz was an IT Manager for Comdisco Ventures, a division of Comdisco, Inc. from May 1997 to May 2001. Mr. Stettenbenz attended San Jose State University from 1991 to 1995 while majoring in Management Information Systems.

Other Highly Compensated Employee

Glen C. Howard is a co-founder of the company, served as our President from December 2003 until April 2005 and is currently a Senior Managing Director. Mr. Howard has over 18 years of experience with structured finance and financing public and private technology-related companies. Prior to co-founding our company, Mr. Howard served as a Principal with Pearl Street Group, a specialty finance company, from May 2001 to October 2003. From September 1999 to May 2001, Mr. Howard was a Managing Director of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company. Prior to that, Mr. Howard was a Senior Associate of Comdisco Ventures from February 1997 to September 1999. Mr. Howard was a senior member of the investment team at Comdisco Ventures that originated over $2.5 billion of equipment lease, debt and equity transactions from 1997 to 2001. Prior to joining Comdisco Ventures, Mr. Howard was Vice President of Comdisco, Inc. where he was actively involved in the management and marketing of structured finance products to private and public technology-related companies. Mr. Howard received a B.S. in Systems Industrial Engineering from the University of Arizona and an M.B.A. from Saint Mary’s College.

Compensation of Certain Executive Officers and Directors

The following table sets forth compensation of the Company’s directors and its three highest paid executive officers (collectively, the “Compensated Persons”) for the fiscal year ended December 31, 2005:

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Number of Securities Underlying Options/SARS		Total Compensation From Company Paid to Directors(2)
Independent Directors:
Robert P. Badavas(3)	—	—	—		—
Joseph W. Chow	$77,500	—	—		$77,500
Allyn C. Woodward, Jr.	79,000	—	—		79,000

Executive Officers:
Manuel A. Henriquez	1,008,506	—	605,000	(4)	—
H. Scott Harvey	251,200	—	141,000	(5)	—
David M. Lund(6)	124,490		40,000	(7)	—
Shane A. Stettenbenz	189,446	—	95,000	(8)	—

Former Officer:
Glen C. Howard	216,231	—	32,000	(9)	—

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits. Officers and employees are eligible for annual bonuses based on performance measured against specific goals and approved by the Board.
(2)	Consists only of directors’ fees we paid in 2005. Such fees are also included in the column titled “Aggregate Compensation from the Company.”
(3)	Mr. Badavas was not a director as of December 31, 2005.
(4)	Represents options to purchase 605,000 shares of our common stock at an exercise price per share equal to $13.00 issued under our 2004 Equity Incentive Plan.

(5)	Represents options to purchase 141,000 shares of our common stock at an exercise price per share equal to $13.00 issued under our 2004 Equity Incentive Plan.
(6)	Mr. Lund joined us in July 2005, and his compensation reflects less than a full year of service.
(7)	Represents options to purchase 40,000 shares of our common stock at an exercise price per share equal to $13.00 issued under our 2004 Equity Incentive Plan.
(8)	Represents options to purchase 95,000 shares of our common stock at an exercise price per share equal to $13.00 issued under our 2004 Equity Incentive Plan.
(9)	Represents options to purchase 32,000 shares of our common stock at an exercise price per share equal to $13.00 issued under our 2004 Equity Incentive Plan.

Compensation of Directors

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and an additional $2,000 per each meeting of the Board attended. Employee directors and non-independent directors will not receive compensation for serving on the Board. Independent directors who serve on Board committees will receive cash compensation in addition to the compensation they receive for service on our Board. The chairperson of each committee of our Board receives an additional $15,000 per year and all committee members receive an additional $2,000 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase our common stock to our non-employee directors as a portion of their compensation for service on our Board. If we do not receive exemptive relief we intend to put in place and consider alternative compensation benefits for the independent directors, which would include an additional up-front cash retainer as well as an ongoing annual retainer.

Option Grants in Last Fiscal Year

The following table sets forth information concerning options and warrants to purchase shares of our common stock granted to our Compensated Persons.

Option Grants During 2005

Name	Number of Securities Underlying Option		Exercise Price Per Share	Expiration Date	Percent of Total Options Granted to Employees in Fiscal Year	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
				5%	10%	5%	10%
Manuel A. Henriquez	605,000	(1)	$13.00	6/17/12	47.64%	$3,201,845	$7,461,660
H. Scott Harvey	141,000	(1)	$13.00	6/17/12	11.10%	746,215	1,738,998
David M. Lund	40,000	(2)	$13.00	7/15/12	3.15%	211,692	493,333
Shane A. Stettenbenz	95,000	(1)	$13.00	6/17/12	7.48%	502,769	1,171,666
Glen C. Howard	32,000	(1)	$13.00	6/17/12	2.52%	169,354	394,666

(1)	Issued in connection with the Company’s initial public offering.
(2)	Issued in connection with employment.
(3)

The amounts shown on this table represent hypothetical gains that could be achieved for the respective options or warrants if exercised at the end of the term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options or warrants were granted to their expiration date. The gains shown are net of the applicable exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on exercises will depend on the future performance of our common stock, the holder’s continued employment through the option or warrant period and the date on which the options or warrants are exercised. If our common stock does not increase in value after the grant date of the options and warrants, the options and warrants are valueless.

The following table sets forth the details of option exercises by Compensated Persons during 2005 and the values of those unexercised options at December 31, 2005.

Option Exercises and Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options as of 12/31/05		Value of Unexercised In-the-Money Options as of 12/31/05
			Exercisable	Unexercisable	Exercisable	Unexercisable
Manuel A. Henriquez	—	—	125,000	605,000	—	—
H. Scott Harvey	—	—	12,821	141,000	—	—
David M. Lund	—	—	—	40,000	—	—
Shane A. Stettenbenz	—	—	—	95,000	—	—
Glen C. Howard	—	—	48,077	32,000	—	—

Compensation of Portfolio Management Employees

The compensation of our investment committee, consisting of our Chief Executive Officer, our Senior Managing Director, our Chief Legal Officer and our Vice President of Finance, is set by the compensation committee of our Board. The investment committee is compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long-term compensation in the form of stock option grants. The compensation program is designed so that a substantial portion of each member of the investment committee’s compensation is dependent upon the performance of our portfolio of investments and our profitability.

Salaries and Annual Bonus

The Compensation Committee of our Board meets with the Chief Executive Officer to receive his recommendations regarding the salary and annual bonus for each member of the investment committee other than the Chief Executive Officer. The Committee also considers the recent performance of our portfolio of investments and our profitability in light of general economic and competitive conditions. Based on this information and any other considerations it deems relevant, the Compensation Committee sets salaries and annual bonus guidelines in its sole discretion.

Long Term Compensation

Long-term performance-based compensation generally includes stock option grants under our 2004 Equity Incentive Plan. Stock option grants to each investment committee member are based on criteria established by the Compensation Committee, including responsibility level, salary level, committee member performance, overall investment portfolio performance and overall profitability.

Employment Agreement

We intend to enter into an employment agreement with Mr. Henriquez which provides for an initial three-year term with automatic one-year renewals.

The employment agreement for Mr. Henriquez will set an agreed base salary and will provide that he is entitled to participate in an annual incentive performance based bonus and long term retention program. Under such programs he is eligible to receive up to 200% of his base salary depending on our performance against certain criteria to be established annually by the Compensation Committee of the Board. He will also be contractually entitled to participate in our 2004 Equity Incentive Plan described below.

If we terminate Mr. Henriquez’s employment by reason of a disability, he would be entitled to receive from us the difference between his then current base salary plus annual incentive bonus, long-term retention program benefits and any long-term disability benefits for two years. Additionally, Mr. Henriquez’s unvested options, which are scheduled to vest within two years of the termination date, would immediately vest. All vested options would expire unless exercised within 18 months of the termination date. If we terminate Mr. Henriquez’s employment for any reason other than for a disability or cause, he would be entitled to receive his base salary and annual incentive bonus payments for a period of two years from the date of termination. These payments would also be made if Mr. Henriquez resigned for good reason. Mr. Henriquez will also receive severance if he is terminated in connection with a change of control or if he is not notified that the employment agreement will not be continued upon a change in control. In the event that we terminate Mr. Henriquez’s employment for cause or in the event that he voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options.

Upon termination of employment, Mr. Henriquez would be subject to certain non-compete covenants. These covenants would generally apply for one year, although should Mr. Henriquez resign with good reason, the covenants would apply for only six months following the date of his resignation. Mr. Henriquez’s employment agreement will require that he maintain the confidentiality of our confidential information during and after the period of his employment.

Other than as described above, we have not entered into any employment agreements.

Option Grants to Non-Employee Directors

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors, unless it receives exemptive relief from the SEC. On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee Directors as a portion of their compensation for service on our Board. We believe that we are reasonably likely to receive such relief, and we have therefore proposed a separate non-employee Director equity incentive plan in order to be prepared to grant such options upon the later to occur of approval by the shareholders or approval of the exemptive order by the SEC.

Restricted Stock, Dividend Equivalent Rights or Other Similar Rights

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant restricted stock to employees or dividend equivalent rights to option holders. Dividend equivalent rights allow an optionholder to receive the economic value of dividends on the stock underlying the options prior to exercise of the option. We intend to apply for exemptive relief from the SEC to permit us to issue restricted stock to our employees. We cannot provide any assurance that we will receive any such exemptive relief from the SEC. If the SEC does not grant us exemptive relief, we will evaluate alternative incentive plan arrangements.

Certain Relationships and Related Transactions

In December 2003, we entered into an engagement letter with JMP Securities LLC, the lead underwriter in our initial public offering. The engagement letter expired on June 16, 2004. Pursuant to the engagement letter, we offered to JMP Securities LLC the opportunity to act as the initial purchaser and placement agent in connection with our June 2004 private offering. As compensation for the services rendered, we agreed to pay to JMP Securities LLC an aggregate amount equal to 7% of the gross proceeds of the private offering, subject to limited exceptions in connection with sales of our securities to persons affiliated with us. In addition, we agreed to reimburse JMP Securities LLC, upon its request, for up to $150,000 of its reasonable out-of-pocket expenses. In accordance with the foregoing, we paid $1,343,619 in placement fees to JMP Securities LLC in connection with our June 2004 private placement. We have agreed to indemnify JMP Securities LLC, its affiliates and other related parties against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), and to contribute to payments that such persons may be required to make for these liabilities.

In February 2004, we issued and sold 400 shares of our Series A-1 preferred stock to JMP Group LLC, the ultimate parent entity of JMP Securities LLC, for an aggregate purchase price of $2.5 million and, in connection with such sale, we paid a $175,000 placement fee to JMP Securities LLC. In addition, we issued and sold 100 shares of our Series A-2 preferred stock to an entity related to Mr. Henriquez for an aggregate purchase price of $125,000, and we issued and sold 100 shares of our Series A-2 preferred stock to Mr. Howard for an aggregate purchase price of $125,000. Our Series A-1 preferred stock held a liquidation preference over our Series A-2 preferred stock and also carried separate, preferential voting rights. In June 2004, each share of Series A-1 preferred stock and Series A-2 preferred stock was exchanged for 208.3333 units with the same terms as the units sold in our June 2004 private offering.

In connection with the issuance of our Series A-1 preferred stock and Series A-2 preferred stock, we entered into a registration rights agreement with the holders of our Series A-1 preferred stock and Series A-2 preferred stock. In June 2004, in connection with the conversion of the Series A preferred stock, the registration rights agreement entered into in connection with the issuance of our preferred stock was terminated and the shares of our common stock issued upon conversion were included in the registration rights agreement entered into in connection with our June 2004 private offer.

We have entered into a letter agreement with Farallon Capital Management, L.L.C. that provides that until such time as investment funds controlled by Farallon Capital Management, L.L.C. beneficially own less than 10% of our outstanding common stock, Farallon Capital Management, L.L.C. will have the right to recommend one person to our Nominating and Corporate Governance Committee for consideration as a nominee to our Board, provided that such person would not be considered an “interested person” of the Company under the 1940 Act. The letter agreement also provides that if, after a shelf registration statement filed in accordance with the requirements of the registration rights agreement entered into in connection with our June 2004 private offering is declared effective, investment funds controlled by Farallon Capital Management, L.L.C. acquire registrable securities (or warrants that are then eligible for registration under such shelf registration statement) with an aggregate market value in excess of $1 million, then we will, subject to certain provisions of the registration rights agreement, prepare and file a supplement or post-effective amendment to such shelf registration statement following receipt of a written request therefor from Farallon Capital Management, L.L.C. Such right will terminate when those registrable securities are eligible for resale by Farallon Capital Management, L.L.C. without volume limitation under Rule 144(k) under the Securities Act. Under the terms of the letter agreement, we have also agreed that prior to the date that is two years after certain investment funds controlled by Farallon Capital Management, L.L.C. cease to own at least 10% of our outstanding common stock and without the written consent of Farallon Capital Management, L.L.C., we will not (i) take any action to alter or repeal the resolution adopted by our Board exempting from the Business Combination Act any business combination between us and certain investment funds managed by Farallon Capital Management, L.L.C. in a manner that would make the Maryland Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Maryland Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by Farallon Capital Management, L.L.C.

We have also entered into a letter agreement with JMP Asset Management LLC that provides that until such time as investment funds controlled by JMP Asset Management LLC beneficially own less than 10% of our outstanding common stock, JMP Asset Management LLC will have the right to recommend two people to our Nominating and Corporate Governance Committee for consideration as nominees to our Board, provided that such persons would not be considered “interested persons” of the Company under the 1940 Act. The letter agreement also provides that if, after a shelf registration statement filed in accordance with the requirements of the registration rights agreement entered into in connection with our June 2004 private offering is declared effective, investment funds controlled by JMP Asset Management LLC acquire registrable securities (or warrants that are then eligible for registration under such shelf registration statement) with an aggregate market value in excess of $1 million, then we will, subject to certain provisions of the registration rights agreement, prepare and file a supplement or post-effective amendment to such shelf registration statement following receipt of a written request therefor from JMP Asset Management LLC. Such right will terminate when those registrable securities are eligible for resale by JMP Asset Management LLC without volume limitation under Rule 144(k) under the Securities Act. Under the terms of the letter agreement, we have also agreed that prior to the date that is two years after certain investment funds controlled by JMP Asset Management LLC cease to own at least 10% of our outstanding common stock and without the written consent of JMP Asset Management LLC that we will not (i) take any action to alter or repeal the resolution adopted by our Board exempting from the Business Combination Act any business combination between us and certain investment funds managed by JMP Asset Management LLC in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by JMP Asset Management LLC.

In connection with our June 2004 private offering, we agreed to obtain the approval of each of JMP Asset Management LLC and Farallon Capital Management, L.L.C. for each investment made by us. Though this arrangement was terminated in connection with our election to be regulated as a business development company, under the terms of the letter agreements described above, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company on terms similar to those afforded to our directors and officers under our charter and bylaws.

In accordance with a letter agreement dated June 22, 2004 between us and JMP Group LLC, in January 2005 we issued and sold 72,000 units to funds managed by JMP Asset Management LLC at a price equal to $30.00 per unit, less a $2.10 initial purchaser’s discount per unit.

On April 12, 2005, we entered into our Bridge Loan Credit Facility with Alcmene Funding, LLC, a special purpose entity affiliated with Farallon Capital Management, L.L.C., one of our significant stockholders. In connection with the closing of the Bridge Loan Credit Facility, we paid a $500,000 upfront fee and will be obligated to pay additional fees under the terms of the facility. On August 1, 2005, we amended our Bridge Loan Credit Facility. The amendment agreement extended the term of the loan to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants. The loan fees are being amortized over the remaining ten-month period. On March 6, 2006, we entered into an amendment of our Bridge Loan Facility pursuant to which we repaid $10 million to Alcmene Funding LLC, extended the maturity date to June 30, 2006 and decreased the interest rate to 10.86%.

As of March 2, 2006, we entered into an agreement with various affiliates of Farallon Capital Management LLC to sell $5 million of common stock, priced at the net asset value on February 28, 2006. On March 20, 2006, we completed the sale of 432,900 shares of common stock to the Farallon funds at a price per share of $11.55, which was the net asset value per share at February 28, 2006.

On June 8, 2005, we entered into an Underwriting Agreement with JMP Securities LLC pursuant to which JMP Securities LLC purchased 4,200,000 shares of our common stock and served as the lead underwriter in our initial public offering.

In August 2000, Mr. Henriquez acquired an interest in JMP Group LLC, the ultimate parent entity of the lead underwriter in our initial public offering. Mr. Henriquez’s interest represents approximately 0.1% of the fully-diluted equity of JMP Group LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company.

PROPOSAL II: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the non-interested Directors have selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006. This selection is subject to ratification or rejection by the stockholders of the Company.

Ernst & Young LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

Fees Paid to Ernst & Young LLP for 2004 and 2005

The following aggregate fees billed to the Company by Ernst & Young LLP during 2004 and 2005.

	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Audit Fees	$488,119	$103,500
Tax Fees	—	10,569
Total Fees:	$488,119	$114,569

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board (the “Audit Committee”) operates under a written charter adopted by the Board effective as of February 17, 2005 and filed as Exhibit A to this proxy statement. The Audit Committee is currently composed of Messrs. Badavas, Chow and Woodward.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2005, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Accounting Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the

Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the year ended December 31, 2006.

Respectfully Submitted,

The Audit Committee

Joseph W. Chow

Allyn C. Woodward, Jr.

PROPOSAL III: APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR PLAN

On March 29, 2006, the Board voted to approve the 2006 Non-employee Director Plan (the “Director Plan”) and to recommend approval of the Director Plan by the shareholders. Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors. On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our Board. We cannot provide any assurance that we will receive any exemptive relief from the SEC. If the relief requested from the SEC is granted, the three non-employee Directors (and, upon his or her election to the Board, any additional Director) would become eligible to participate in the Director Plan. The following is a summary of the material features of the Director Plan. It may not contain all of the information important to you. You are encouraged to read the entire Director Plan, a copy of which appears as Exhibit B to this proxy statement.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for the approval of the 2006 Non-employee Director Plan.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR PLAN.

Summary of the Director Plan

Purpose. The Company has instituted the Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the Director Plan to eligible non-employee Directors. The Director Plan authorizes the issuance of non-statutory stock options (“NSOs”) to non-employee Directors to purchase shares of common stock at a specified exercise price per share. NSOs granted under the Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant.

Participation. Under the Director Plan, non-employee Directors will each receive an initial and an annual grant of an option to purchase up to 20,000 shares of common stock provided that the maximum number of shares of common stock for which a non-employee Director may be granted an option shall not exceed 20,000 shares per year. In addition, options granted to the Company’s non-employee Directors will generally vest over two years, in equal installments on each of the first two anniversaries of the date of grant. The Compensation Committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options under the Director Plan and the exercise price of options; provided, however, that the exercise price of options granted under the Director Plan will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Effective Date. If adopted by stockholders, the Director Plan will be effective as of the later of (a) May 30, 2006 or (b) the date the Company receives the requested exemptive relief from SEC.

Transfer/Termination. Unless sooner terminated by the Board, the Director Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the Director Plan after that date. The Director Plan provides that all awards granted under the Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The Board will determine the period during which any options granted under the Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee Director’s lifetime only by such non-employee Director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee Director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee Director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee Director’s services to the Company terminated by reason of the non-employee Director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee Director’s services to the Company not terminated. In addition, if the Board determines that a non-employee Director’s service to the Company terminated for reasons that cast such discredit on the non-employee Director as to justify immediate termination of the non-employee Director’s options, then all options then held by the non-employee Director will immediately terminate.

Administration. The Compensation Committee administers the Director Plan. Under the Director Plan, options may be granted from time-to-time for up to a maximum of 1,000,000 shares of common stock. As of the date of this proxy statement, no options had been issued pursuant to the Director Plan.

If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Director Plan provides that no awards may be granted to the non-employee Directors unless exemptive relief is granted from the SEC. If the SEC grants the order, the Company intends to award options under the Director Plan on an annual basis, though the amount of options that may be granted are limited by the terms of the Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Amendment. The Board may at any time or times amend the Director Plan or any outstanding awards for any purpose which may at the time be permitted by law, and may at any time terminate the Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

New Director Plan Benefits

2006 Non-Employee Director Plan1

Name and Position	Number of Units
Robert P. Badavas	20,000
Joseph W. Chow	20,000
Allyn C. Woodward, Jr.	20,000

[1]	If the requested exemptive order is granted, the Company expects to make the awards shown in this table.

PROPOSAL IV: APPROVAL OF THE AMENDED AND RESTATED 2004 EQUITY

INCENTIVE PLAN

On March 29, 2006, the Board voted to approve the amended and restated 2004 Equity Incentive Plan, effective upon shareholder approval, and to recommend approval of the 2004 Equity Incentive Plan by the shareholders. The following is a summary of the material features of the 2004 Equity Incentive Plan. It may not contain all of the information important to you. You are encouraged to read the entire 2004 Equity Incentive Plan as proposed to be amended, a copy of which appears as Exhibit C to this proxy statement.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for the approval of the amended and restated 2004 Equity Incentive Plan.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN.

Summary of the amended and restated 2004 Equity Incentive Plan

Purpose and Effect of Amendments. The shareholders are being requested to consider and approve an amendment to the 2004 Equity Incentive Plan, which was previously approved by the shareholders at the Company’s 2005 Annual Meeting, to reduce the number of shares of common stock that may be issued under the 2004 Equity Incentive Plan from eight million (8,000,000) to seven million (7,000,000) and to approve the other changes to the 2004 Equity Incentive Plan described more fully below.

On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our Board. At that time, the 2004 Equity Incentive Plan allowed option grants to both employee directors and non-employee directors. In response to our request for exemptive relief, the SEC asked us to create a new non-employee director plan and to make certain changes to the 2004 Equity Incentive Plan.

To comply with comments from the SEC received in response to the Company’s request for exemptive relief, the Board has approved the following changes to the 2004 Equity Incentive Plan (a) grants may no longer be made to non-employee Directors under the plan and (b) employees may not use the Company’s stock to pay the exercise price of the option or any tax withholding obligations resulting from the exercise of the option.

In addition to the changes requested by the SEC, the Board has approved an amendment to the 2004 Equity Incentive Plan to reduce the number of shares available for issuance thereunder. The current 2004 Equity Incentive Plan allows the issuance of 8,000,000 shares of common stock. Pursuant to the terms of this current plan, 1,000,000 of these shares were reserved for issuance to non-employee Directors. In Proposal III, we are asking you to approve the Director Plan which allows the issuance of 1,000,000 shares to non-employee Directors. In this proposal, we are asking you to approve the reduction in shares available under the 2004 Equity Incentive Plan because the shares that we had intended to grant to non-employee Directors under the 2004 Equity Incentive Plan would be available under the new Director Plan if that plan is approved.

Participation. Under the proposed 2004 Equity Incentive Plan, the Company has authorized for issuance up to 7,000,000 shares of common stock. Participants in the 2004 Equity Incentive Plan (“Participants”) may receive awards of options to purchase common stock, as determined by the Company’s Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than seven years from the date of grant. Awards under the 2004 Equity Incentive Plan will be granted to the Company’s executive officers, employee directors, and other employees as determined by the Company’s Compensation Committee at the time of each issuance.

Under the 2004 Equity Incentive Plan, the Company’s Compensation Committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and non-statutory stock options to employees and employee directors.

Options granted under the 2004 Equity Incentive Plan entitle the optionee, upon exercise, to purchase shares of common stock from the Company at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the Company’s stock, 110% of the fair market value of a share of stock as determined in good faith by the Board on the date of the grant. Non-statutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock as determined in good faith by the Board on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Effective Date. If adopted by shareholders, the 2004 Equity Incentive Plan will be effective as of May 30, 2006.

Transfer/Termination Date. Unless sooner terminated by the Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to the Company.

Options granted under the 2004 Equity Incentive Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during an optionee’s lifetime only by such optionee. In general, any portion of any options that are not then exercisable will terminate upon the termination of the optionee’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the optionee’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the optionee’s services to the Company terminated by reason of the optionee’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the optionee’s services to the Company not terminated. In addition, if the Board determines that an optionee’s service to the Company terminated for reasons that cast such discredit on the optionee as to justify immediate termination of the optionee’s options, then all options then held by the optionee will immediately terminate.

Administration. The Company’s Compensation Committee administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Company’s Compensation Committee has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards; provided, however, that the exercise price of options granted under the 2004 Equity Incentive Plan will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the Participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the 2004 Equity Incentive Plan will be granted to the Company’s executive officers and other employees as determined by the Company’s Compensation Committee at the time of each issuance. In connection with the Company’s IPO, the Company’s Compensation Committee approved the grant of:

•	options to purchase an aggregate of 266,000 shares common stock to the Company’s officers and employees other than Messrs. Henriquez, Howard, and Harvey;

•	options to Mr. Henriquez to purchase 605,000 shares of common stock;

•	options to Mr. Howard to purchase 32,000 shares of common stock; and

•	options to Mr. Harvey to purchase 141,000 shares of common stock.

The exercise price per share for all such options is $13.00 per share, the public offering price of common stock in the Company’s IPO. Including the foregoing grants, the outstanding options granted to the Company’s executive officers and other employees represent approximately 10.6% of the Company’s fully-diluted equity capitalization. The Company expects that, subject to compliance with applicable regulations governing BDCs, the Company will grant additional awards to the Company’s officers and employees. The options and warrants granted to the Company’s executive officers and employees generally vest over a three-year period, one-third after one year and monthly thereafter. Our independent directors may not receive options under the 2004 Equity Incentive Plan, but will be entitled to receive options under the Director Plan, if that plan is approved by shareholders at the Meeting.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2007 Annual Meeting of Stockholders will be held in May 2007, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address in Palo Alto, California, and the Company must receive the proposal on or before January 1, 2007, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Under the Company’s current Bylaws, nominations for directors and proposals of business, other than those to be included in the Company’s proxy materials following the procedures described in Rule 14a-8, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required in the Bylaws. Except as noted below, to be timely a notice with respect to the 2007 Annual Meeting of Stockholders must be delivered to the secretary of the Company no earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. For the Company’s 2007 annual meeting, the Company must receive such proposals and nominations no earlier than December 2, 2006 and no later than January 1, 2007. If the date of the annual meeting has been changed by more than thirty calendar days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Proposals must comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Notices of intention to present proposals at the 2007 annual meeting should be addressed to H. Scott Harvey, 525 University Avenue, Suite 700, Palo Alto, California 94301. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors

/s/ David M. Lund

David M. Lund

Vice President of Finance and Corporate Controller

Palo Alto, California

May 1, 2006

Exhibit A

Hercules Technology

Growth Capital, Inc.

AUDIT COMMITTEE CHARTER

1.    Purpose.  The purpose of the Audit Committee (the “Committee”) shall be to (a) appoint, oversee and replace, if necessary, the independent auditor, (b) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, (c) establish procedures for complaints relating to accounting, internal accounting controls or auditing matters, (d) examine the independent auditor’s qualifications and independence and to take action to oversee or to assist the Board of Directors in taking action to oversee such independence, (e) prepare the report the SEC rules require be included in the Company’s annual proxy statement; and (f) to assist the Board of Director’s oversight of the Company’s compliance with legal and regulatory requirements.

2.    Composition of the Audit Committee.  The Committee shall, subject to the transition rules of the Nasdaq Stock Market listing rules applicable to newly-public companies, consist of not less than three members appointed by the Board of Directors. Committee members may be removed by the Board of Directors in its discretion. Members of the Committee may not be “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and members of the Committee shall not have participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the preceding three years. In addition, each member of the Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and the Nasdaq Stock Market as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee’s compliance with such requirements. Members of the Committee shall be able to read and understand financial statements. The Committee shall also include at least one member who is an “Audit Committee Financial Expert” as defined by the Sarbanes-Oxley Act or who has the requisite knowledge and experience with accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication as required by the Nasdaq Stock Market listing rules.

3.    Meetings of the Audit Committee.  The Committee shall hold regularly scheduled meetings and such special meetings upon twenty four hours notice or less as circumstances dictate. It shall meet separately, at least semi-annually, if not quarterly, with management, with the internal auditors (or other personnel responsible for the internal audit function), and with the independent auditor to discuss results of examinations, or to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

4.    Responsibilities of the Audit Committee.  The function of the Committee is oversight. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

5.    Duties and Proceedings of the Audit Committee.  The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1.    Retention and Oversight of Independent Auditor.

(a)  Annually evaluate, determine the selection and compensation of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b)  Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

(c)  Receive formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing at least the matters set forth in Independence Standards Board Standard No. 1; recommend to the Board of Directors actions to satisfy the Board of Directors of the independence of the audit; and, if so determined by the Committee, recommend that the Board of Directors take appropriate action to oversee the independence of the auditor.

(d)  At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by the independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

5.2.    Oversight of Audit Process and Company’s Legal Compliance Program.

(a)  Review with internal auditors and independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with internal auditors and independent auditor any difficulties with audits and managements’ response.

(b)  Review and discuss with management, internal auditors and independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management.

(c)  Receive and review reports of the independent auditor discussing: (1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(d)  Discuss with management and the independent auditor any changes in the Company’s critical accounting policies and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

(e)  Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”

(f)  Review material pending legal proceedings involving the Company and other contingent liabilities.

(g)  Meet, periodically, with the CEO, CFO, the senior internal auditing executive and the independent auditor in separate executive sessions to discuss results of examinations of the Company’s internal controls and procedures. Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

(h)  Discuss with the independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(i)  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters.

(j)  Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies.

5.3.    Other Responsibilities.

(a)  Review the adequacy of this audit committee charter annually and submit an audit committee charter to Board of Directors for approval.

(b)  Prepare the report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c)  Put in place an appropriate control process for reviewing and approving the Company’s internal transactions and accounting.

(d)  Report recommendations to the Board of Directors on a regular basis and annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board of Directors.

(e)  Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company’s investment bankers and financial analysts.

6.    Authority and Resources of the Audit Committee.  The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carry out its duties.

Exhibit B

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

2006 NON-EMPLOYEE DIRECTOR PLAN

1.	PURPOSE.

(a)    General Purpose.  The Plan has been established to advance the interests of the Company by providing for the grant of Awards to Participants.

(b)    Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Company’s Stock through the granting of Non-statutory Stock Options and Warrants.

(c)    Eligible Participants.  All Non-employee Directors of the Company and its Affiliates are eligible to be granted Awards by the Board under the Plan.

2.	DEFINITIONS.

(a)  “1940 Act” means the Investment Company Act of 1940, as amended.

(b)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing.

(c)  “Award” means an award of Options or Warrants granted pursuant to the Plan.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended.

(f)  “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(c).

(g)  “Company” means Hercules Technology Growth Capital, Inc., a Maryland corporation.

(h)  “Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate as a Non-employee Director.

(i)  “Covered Transaction” means any of (i) a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the date this plan is adopted by the Board (the “Effective Date”), constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board (a “Board Change”); provided, however, that any individual becoming a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Continuing Directors will be considered as though such individual were a Continuing Director, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange

Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

(j)  “Dividend Equivalent Rights” has the meaning set forth in Section 10.

(k)  “Employee” means any person employed by the Company or an Affiliate.

(l)  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

(m)  “Non-employee Director” means any director of the Company who is not a contractual nor common law employee of the Company or any of its subsidiaries.

(n)  “Non-statutory Stock Option” means an option granted under the Plan that is not intended to qualify under Section 422 of the Code.

(o)  “Option” means a Non-statutory Stock Option granted pursuant to the Plan.

(p)  “Participant” means a person to whom an Award is granted pursuant to the Plan.

(q)  “Permitted Transferee” means a Family Member of a Participant to whom an Option has been transferred by gift.

(r)  “Plan” means this 2006 Non-employee Director Plan, as from time to time amended and in effect.

(s)  “Securities Act” means the Securities Act of 1933, as amended.

(t)  “Stock” means the common stock of the Company, par value $.001 per share.

(u)  “Warrant” means a warrant to purchase Stock of the Company granted pursuant to the Plan and having such terms and conditions as the Board shall deem appropriate.

3.	ADMINISTRATION.

(a)     Administration By Board.  The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(c).

(b)    Powers of Board.  The Board shall have the power, subject to the express provisions of the Plan and applicable law:

(i)  To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.

(ii)  To construe and interpret the Plan and Awards granted under it, including Dividend Equivalent Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

(iii)  To amend the Plan or an Award as provided in Section 11.

(iv)  To terminate or suspend the Plan as provided in Section 12.

(v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)    Delegation to Committee.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (c), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(d)    Effect of Board’s Decision.  Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.

(a)    Share Reserve.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Awards (and in the case of Warrants, exercise or exchange of Warrants) is one million (1,000,000) shares.

(b)    Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. To the extent any Warrants are exchanged at any time for shares of Stock pursuant to the terms of the certificates governing such Warrants, that number of shares equal to the difference between the number of shares for which such Warrants were exercisable immediately prior to such exchange and the number of shares of Stock for which such Warrants are, in fact, exchanged shall revert to and again become available for issuance under the Plan.

(c)    Source of Shares.  The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

(d)    Limits on Individual Grants.  The maximum number of shares of Stock for which any Non-employee Director may be granted Awards in any calendar year is twenty thousand (20,000) shares.

(e)    No Grants in Contravention of 1940 Act.  No Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the 1940 Act, and, if otherwise approved for grant, shall be void and of no effect.

5.	ELIGIBILITY.

Options may be granted to the Non-employee Directors; provided, however, that grants of Awards to Non-employee Directors must be approved by order of the Securities and Exchange Commission as provided by Section 61(a)(3)(B)(i)(II) of the 1940 Act.

6.	OPTION PROVISIONS.

Each Option shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated by the Board as Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each Option. Each Option granted under the Plan shall provide that such option will not be treated as an “incentive stock option,” as that term is defined in Section 422(b) of the Code. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

(a)    Initial Grant.  Each Non-employee Director who was in office prior to the Effective Date and remains in office after the Effective Date, shall automatically be granted options to purchase 20,000 shares of Stock. Any individual elected to the Board as a Non-employee Director after the Effective Date shall automatically be granted options to purchase 20,000 shares of Stock (as adjusted pursuant to Section 8 hereof) upon initial election to such position.

(b)    Annual Grants.  Each Non-employee Director shall automatically be entitled to be granted options to purchase 20,000 shares of Stock (as adjusted pursuant to Section 8 hereof) on each anniversary of such Non-employee Director’s election to the Board of Directors. Such options will be granted to each Non-employee Director on the date of the Company’s Annual Meeting of Stockholders (or such other date as determined by the Board in the event that an Annual Meeting of Stockholders is not held by the Company).

(c)    Vesting.  Each Option shall become exercisable in installments cumulatively with respect to one-half (1/2) of the Stock one year after the date of grant and as to an additional one-half (1/2) of the Stock on the second anniversary of the date of grant so that one hundred percent (100%) of the Stock shall be exercisable two (2) years after the date of grant; provided, that the Participant remains in service on such dates; provided, further, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

(d)    Term.  No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(e)    Exercise Price of an Option.  The exercise price of each Option shall be not less than the current market value of, or if no such market value exists, the current net asset value of, the stock subject to the Option as determined in good faith by the Board on the date the Option is granted.

(f)    Consideration.  The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) by such other means of payment as may be acceptable to the Board, or (iv) in any combination of the foregoing permitted forms of payment.

(g)    Transferability.  An Option shall be transferable by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and an Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.

(h)    Termination of Continuous Service.  Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Option held by the

Participant or the Participant’s Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(g), and will thereupon terminate subject to the following provisions (which shall apply unless the Board expressly provides otherwise):

(i)  if a Participant’s Continuous Service ceases by reason of death, or if a Participant dies following the cessation of his or her Continuous Service but while any portion of any Option then held by the Participant or the Participant’s Permitted Transferee is still exercisable, the then exercisable portion, if any, of all Options held by the Participant or the Participant’s Permitted Transferee immediately prior to the Participant’s death will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant’s death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(g)(i), and will thereupon terminate; and

(ii)  if the Board in its sole discretion determines that the cessation of a Participant’s Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant’s Permitted Transferee will immediately terminate.

7.	MISCELLANEOUS.

(a)    Acceleration.  The Board shall have the power to accelerate the time at which an Award or any portion thereof may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.

(b)    Stockholder Rights.  No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Award unless and until such Award has been delivered to the Participant or other person upon exercise of the Award (or, in the case of Warrants, upon exercise or exchange of the Warrant).

(c)    No Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate the service of a Non-employee Director pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated.

(d)    Legal Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Award (or, in the case of Warrants, as a condition to exercise or exchange of the Warrant), such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

(e)    Withholding Obligations.  Each exercise of an Award granted hereunder (or, in the case of Warrants, exercise or exchange of a Warrant) shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such exercise or exchange. Without limiting the generality of the foregoing, the Participant may satisfy such withholding requirements by tendering a check (acceptable to the Board) for the full amount of such withholding. In the event the Company or an Affiliate becomes liable for tax withholding with respect to an Award prior to the date of exercise (or, in the case of Warrants, exercise or exchange), the Company may require the Participant to remit the required tax withholding by separate check acceptable to the Company or may make such other arrangements (including withholding from other payments to the Participant) for the satisfaction of such withholding as it determines.

8.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    Capitalization Adjustments.  In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan, to the maximum per-participant share limit described in Section 4(d) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with the performance-based compensation rules of Section 62(m), where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Securities and Exchange Commission or written confirmation from the staff of the Securities and Exchange Commission that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

(b)    Covered Transaction.  Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor or an affiliate of the acquiror or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each Award will become fully exercisable prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Covered Transaction following exercise, and the Award will terminate upon consummation of the Covered Transaction.

9.	DIVIDEND EQUIVALENT RIGHTS.

The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions (“Dividend Equivalent Rights”) with respect to Stock subject to an Award; provided, however, that grants of Dividend Equivalent Rights must be approved by order of the Securities and Exchange Commission. The Board may impose such terms, restrictions and conditions on Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend or suspend such Dividend Equivalent Rights at any time without the consent of the Participant or Participants to whom such Dividend Equivalent Rights have been granted, if any.

10.	AMENDMENT OF THE PLAN AND AWARDS.

The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award.

11.	TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.

12.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective when the Plan has been approved by the stockholders of the Company (the “Effective Date”), which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective unless the Company has received an order of the Securities and Exchange Commission under Section 61(a)(3)(B)(i)(II) of the 1940 Act.

13.	1940 ACT.

No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

14.	SEVERABILITY.

If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

Exhibit C

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

2004 EQUITY INCENTIVE PLAN

(2006 AMENDMENT AND RESTATEMENT)

1.	PURPOSE.

(a)    General Purpose.  The Plan has been established to advance the interests of the Company by providing for the grant of Awards to Participants.

(b)    Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Company’s Stock through the granting of Incentive Stock Options, Non-statutory Stock Options and Warrants.

(c)    Eligible Participants.  All key Employees and all Employee Directors of the Company and its Affiliates are eligible to be granted Awards by the Board under the Plan.

2.	DEFINITIONS.

(a)  “1940 Act” means the Investment Company Act of 1940, as amended.

(b)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing.

(c)  “Award” means an award of Options or Warrants granted pursuant to the Plan.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended.

(f)  “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(c).

(g)  “Company” means Hercules Technology Growth Capital, Inc., a Maryland corporation.

(h)  “Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate, whether as an Employee or Employee Director.

(i)  “Covered Transaction” means any of (i) a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the date this plan is adopted by the Board (the “Effective Date”), constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board (a “Board Change”); provided, however, that any individual becoming a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Continuing Directors will be considered as though such individual were a Continuing Director, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

(j)  “Dividend Equivalent Rights” has the meaning set forth in Section 10.

(k)  “Employee” means any person employed by the Company or an Affiliate.

(l)  “Employee Director” means a member of the Board of Directors of the Company that is also an Employee.

(m)  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

(n)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)  “Non-statutory Stock Option” means an Option that is not an Incentive Stock Option.

(p)  “Option” means an Incentive Stock Option or a Non-statutory Stock Option granted pursuant to the Plan.

(q)  “Participant” means a person to whom an Award is granted pursuant to the Plan.

(r)  “Permitted Transferee” means a Family Member of a Participant to whom a Non-statutory Stock Option has been transferred by gift.

(s)  “Plan” means this 2004 Equity Incentive Plan, as from time to time amended and in effect.

(t)  “Securities Act” means the Securities Act of 1933, as amended.

(u)  “Stock” means the common stock of the Company, par value $.001 per share.

(v)  “Warrant” means a warrant to purchase Stock of the Company granted pursuant to the Plan and having such terms and conditions as the Board shall deem appropriate.

3.	ADMINISTRATION.

(a)    Administration By Board.  The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(c).

(b)    Powers of Board.  The Board shall have the power, subject to the express provisions of the Plan and applicable law:

(i)  To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of

Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.

(ii)  To construe and interpret the Plan and Awards granted under it, including Dividend Equivalent Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

(iii)  To amend the Plan or an Award as provided in Section 11.

(iv)  To terminate or suspend the Plan as provided in Section 12.

(v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)    Delegation to Committee.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (c), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(d)    Effect of Board’s Decision.  Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.

(a)    Share Reserve.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Awards (and in the case of Warrants, exercise or exchange of Warrants) is eight million (8,000,000) shares.

(b)    Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. To the extent any Warrants are exchanged at any time for shares of Stock pursuant to the terms of the certificates governing such Warrants, that number of shares equal to the difference between the number of shares for which such Warrants were exercisable immediately prior to such exchange and the number of shares of Stock for which such Warrants are, in fact, exchanged shall revert to and again become available for issuance under the Plan.

(c)    Source of Shares.  The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

(d)    Limits on Individual Grants.  The maximum number of shares of Stock for which any Employee or Employee Director may be granted Awards in any calendar year is one million (1,000,000) shares.

(e)    No Grants in Contravention of 1940 Act.  No Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the 1940 Act, and, if otherwise approved for grant, shall be void and of no effect.

5.	ELIGIBILITY.

Incentive Stock Options may be granted to Employees or Employee Directors of the Company or a “parent” or “subsidiary” corporation of the Company as those terms are used in Section 424 of the Code. Awards other than Incentive Stock Options may be granted to both Employees and Employee Directors.

6.	OPTION PROVISIONS.

Each Option shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

(a)    Term.  No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)    Exercise Price of an Option.  The exercise price of each Option shall be not less than the current market value of, or if no such market value exists, the current net asset value of, the stock subject to the Option as determined in good faith by the Board on the date the Option is granted.

(c)    Consideration.  The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) by such other means of payment as may be acceptable to the Board, or (iv) in any combination of the foregoing permitted forms of payment.

(d)    Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(e)    Transferability of a Non-statutory Stock Option.  A Non-statutory Stock Option shall be transferable by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and a Non-statutory Stock Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.

(f)    Exercisability.  The Board shall determine the time or times at which, and the terms and conditions under which, each Option may become exercisable and the period during which the Option, once exercisable, shall remain exercisable.

(g)    Termination of Continuous Service.  Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Option held by the Participant or the Participant’s Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(g), and will thereupon terminate subject to the following provisions (which shall apply unless the Board expressly provides otherwise):

(i)  if a Participant’s Continuous Service ceases by reason of death, or if a Participant dies following the cessation of his or her Continuous Service but while any portion of any Option then held by the Participant or the Participant’s Permitted Transferee is still exercisable, the then exercisable portion, if any, of all Options held by the Participant or the Participant’s Permitted Transferee immediately prior to the Participant’s death will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant’s death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(g)(i), and will thereupon terminate; and

(ii)  if the Board in its sole discretion determines that the cessation of a Participant’s Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant’s Permitted Transferee will immediately terminate.

7.	WARRANT PROVISIONS.

Warrants granted prior to January 28, 2005 shall be governed by the applicable terms of the Plan as then in effect.

8.	MISCELLANEOUS.

(a)    Acceleration.  The Board shall have the power to accelerate the time at which an Award or any portion thereof may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.

(b)    Stockholder Rights.  No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Award unless and until such Award has been delivered to the Participant or other person upon exercise of the Award (or, in the case of Warrants, upon exercise or exchange of the Warrant).

(c)    No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employment of, or to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate (i) the employment of the Participant (if the Participant is an Employee) with or without notice and with or without cause or (ii) the service of an Employee Director (if the Participant is an Employee Director) pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated.

(d)    Legal Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Award (or, in the case of Warrants, as a condition to exercise or exchange of the Warrant), such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

(e)    Withholding Obligations.  Each exercise of an Award granted hereunder (or, in the case of Warrants, exercise or exchange of a Warrant) shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such exercise or exchange. Without limiting the generality of the foregoing, the Participant may satisfy such withholding requirements by tendering a check (acceptable to the Board) for the full amount of such withholding. In the event the Company or an Affiliate becomes liable for tax withholding with respect to an Award prior to the date of exercise (or, in the case of Warrants, exercise or exchange), the Company may require the Participant to remit the required tax withholding by separate check acceptable to the Company or may make such other arrangements (including withholding from other payments to the Participant) for the satisfaction of such withholding as it determines.

9.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    Capitalization Adjustments.  In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan, to the maximum per-participant share limit described in Section 4(d) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with qualification of Incentive Stock Options under Section 422 of the Code and with the performance-based compensation rules of Section 62(m), where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Securities and Exchange Commission or written confirmation from the staff of the Securities and Exchange Commission that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

(b)    Covered Transaction.  Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor or an affiliate of the acquiror or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each Award will become fully exercisable prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Covered Transaction following exercise, and the Award will terminate upon consummation of the Covered Transaction.

10.	DIVIDEND EQUIVALENT RIGHTS.

The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions (“Dividend Equivalent Rights”) with respect to Stock subject to an Award; provided, however, that grants of Dividend Equivalent Rights must be approved by order of the Securities and Exchange Commission. The Board may impose such terms, restrictions and conditions on Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend or suspend such Dividend Equivalent Rights at any time without the consent of the Participant or Participants to whom such Dividend Equivalent Rights have been granted, if any.

11.	AMENDMENT OF THE PLAN AND AWARDS.

The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award.

12.	TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.

13.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Award shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.	1940 ACT.

No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

15.	SEVERABILITY.

If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 30, 2006

The undersigned stockholder of Hercules Technology Growth Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Manuel A. Henriquez and David M. Lund, and each of them, each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Ropes & Gray LLP located at One International Place, Boston, Massachusetts 02110 on May 30, 2006, at 10:00 a.m. Eastern Time and at all postponements or adjournments thereof, as indicated on this proxy.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN

PROMPTLY IN THE ENCLOSED EVENLOPE.

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1. The election of the Allyn C. Woodward, Jr. as Director who will serve as Director of Hercules Technology Growth Capital, Inc. until 2009, or until his successor is elected and qualified.	FOR THE NOMINEE ☐	WITHHOLD AUTHORITY FROM THE NOMINEE ☐

2. The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for Hercules Technology Growth Capital, Inc. for the fiscal year ending December 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve the 2006 Non-employee Director Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve the amended and restated 2004 Equity Incentive Plan reducing the number of shares available and making such other changes as described more fully in the attached proxy.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 4 and in the discretion of the proxies with respect to matters described in Proposal 5.

SIGNATURE	DATE	SIGNATURE	DATE

_____________________	________________	_____________________	_________
IF HELD JOINTLY

IMPORTANT:	Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.